SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                   -------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                       (Date of earliest event reported):

                                December 21, 1999

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                           THERMO ELECTRON CORPORATION
             (Exact name of Registrant as specified in its charter)


Delaware                           1-8002                          04-2209186
(State or other                 (Commission                    (I.R.S. Employer
jurisdiction of                  File Number)                    Identification
incorporation or                                                      Number)
organization)


81 Wyman Street
Waltham, Massachusetts                                              02454-9046
(Address of principal executive offices)                           (Zip Code)


                                 (781) 622-1000
                         (Registrant's telephone number
                              including area code)



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     This Current Report on Form 8-K contains  forward-looking  statements  that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth under the heading "Forward-looking Statements" in
Exhibit 13 to the Registrant's annual report on Form 10-K, for the year ended January 2, 1999. These include risks and uncertainties relating to: competition, international operations, technological change, possible changes in governmental regulations, capital spending and government funding policies, dependence on intellectual property rights, and the potential impact of the year 2000 on processing date-sensitive information.


Item 5.  Other Events

     On December 21, 1999, the Registrant issued a press release regarding the election of Richard F. Syron, the Registrant's president and chief executive officer, to the position of chairman of the board of directors. George N. Hatsopoulos, the Registrant's current chairman, will retire effective January 1, 2000, but will continue to serve as a director and will head the Registrant's R&D/New Business Center. Dr. Hatsopoulos was also named chairman emeritus of the Registrant.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements of Business Acquired: Not applicable.

         (b)      Pro Forma Financial Information: Not applicable.

         (c)      Exhibits: Not applicable.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 23rd day of December, 1999.



                                        THERMO ELECTRON CORPORATION


                                        By:  /s/ Theo Melas-Kyriazi
                                             ---------------------------------
                                             Theo Melas-Kyriazi
                                             Vice President and Chief
                                             Financial Officer